                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             Amkor Technology, Inc.
------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               Delaware                                23-2925614
------------------------------------------------------------------------------
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


                             Goshen Corporate Park
                             1345 Enterprise Drive
                             West Chester, PA 19380
------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                (Title of Class)

Item 1.         Description of Registrant's Securities to be Registered

                The class of securities to be registered hereunder is Common Stock, $.001 par value per share, of Amkor Technology, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-37235), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on October 6, 1997, is incorporated herein by reference.

Item 2.         Exhibits


Number                                  Description
------  -----------------------------------------------------------------------

3.1(1)  Certificate of Incorporation of the Registrant

3.2(1)  Bylaws of Registrant

4.1(2)  Specimen Stock Certificate




----------------

        (1)Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.

        (2)To be filed by amendment.

                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 22, 1997


                                     AMKOR TECHNOLOGY, INC.



                                     By: /s/ JAMES J. KIM
                                         _________________________________
                                         James J. Kim, Chief Executive Officer

                               Index to Exhibits
                               -----------------

Exhibit
  No.                                   Exhibit
------- -----------------------------------------------------------------------

3.1(1)  Certificate of Incorporation of the Registrant

3.2(1)  Bylaws of Registrant

4.1(2)  Specimen Stock Certificate




----------------

        (1)Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1.

        (2)To be filed by amendment.